UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2008

ITC^DeltaCom, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-23253	58-2301135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7037 Old Madison Pike Huntsville, Alabama	35806
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (256) 382-5900

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On November 14, 2008, ITC^DeltaCom, Inc. (the “Company”) issued a news release announcing certain consolidated financial and operating results for the three months ended September 30, 2008. A copy of the news release is furnished as Exhibit 99 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibit 99 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The Company hereby furnishes the following exhibit:

Exhibit Number	Description of Exhibit
99	News release dated November 14, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2008	ITC^DELTACOM, INC.

	By:	/s/ J. Thomas Mullis
J. Thomas Mullis
Senior Vice President-Legal and Regulatory
(Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99	News release dated November 14, 2008